Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Revenue
Management fee revenue-net	$231,388	$228,349	$688,723	$686,475
Premiums earned	53,017	53,908	160,868	161,721
Service agreement revenue	7,410	5,294	21,508	15,440

Total operating revenue	291,815	287,551	871,099	863,636

Operating Expenses
Cost of management operations	189,536	184,056	562,629	539,228
Losses and loss adjustment expenses incurred	32,573	36,995	101,261	103,457
Policy acquisition and other underwriting expenses	12,325	12,637	38,905	36,836

Total operating expenses	234,434	233,688	702,795	679,521

Investment Income – Unaffiliated
Investment income, net of expenses	12,215	14,755	41,818	45,158
Net realized (losses) gains on investments	(872)	1,765	(721)	16,457
Equity in earnings of limited partnerships	10,848	8,032	29,049	30,788

Total investment income — unaffiliated	22,191	24,552	70,146	92,403

Income before income taxes and equity in earnings of Erie Family Life Insurance Company	79,572	78,415	238,450	276,518
Provision for income taxes	27,421	25,930	82,513	92,241
Equity in earnings of Erie Family Life Insurance Company, net of tax	634	520	2,569	2,667

Net income	$52,785	$53,005	$158,506	$186,944

Net income per share — basic
Class A common stock	$0.91	$0.84	$2.67	$2.97

Class B common stock	139.34	128.01	404.46	450.68

Net income per share — diluted	$0.82	$0.76	$2.41	$2.69

Weighted average shares outstanding

Basic:
Class A common stock	57,873,922	62,415,372	59,179,328	62,650,810

Class B common stock	2,573	2,843	2,691	2,846

Diluted shares	64,129,350	69,320,147	65,717,956	69,562,785

Dividends declared per share:
Class A common stock	$0.36	$0.325	$1.08	$0.975

Class B common stock	$54.00	$48.75	$162.00	$146.25

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(Amounts in thousands, except per share data)

	Three	Three	Nine	Nine
	months	months	months	months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
MANAGEMENT OPERATIONS
Management fee revenue	$244,739	$241,639	$728,778	$726,429
Service agreement revenue	7,410	5,294	21,508	15,440

Total revenue from management operations	252,149	246,933	750,286	741,869
Cost of management operations	200,498	194,768	595,351	570,612

Income from management operations	51,651	52,165	154,935	171,257

INSURANCE UNDERWRITING OPERATIONS
Premiums earned	53,017	53,908	160,868	161,721

Losses and loss adjustment expenses incurred	32,573	36,995	101,261	103,457
Policy acquisition and other underwriting expenses	14,714	15,215	46,238	45,407

Total losses and expenses	47,287	52,210	147,499	148,864

Underwriting gain	5,730	1,698	13,369	12,857

INVESTMENT OPERATIONS
Investment income, net of expenses	12,215	14,755	41,818	45,158
Net realized (losses) gains on investments	(872)	1,765	(721)	16,457
Equity in earnings of limited partnerships	10,848	8,032	29,049	30,788
Equity in earnings of Erie Family Life Insurance Company	682	560	2,763	2,868

Net revenue from investment operations	22,873	25,112	72,909	95,271

Income before income taxes	80,254	78,975	241,213	279,385
Provision for income taxes	27,469	25,970	82,707	92,441

Net income	$52,785	$53,005	$158,506	$186,944

Net income per share – Class A basic	$0.91	$0.84	$2.67	$2.97

Net income per share – Class B basic	139.34	128.01	404.46	450.68

Net income per share — diluted	$0.82	$0.76	$2.41	$2.69

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	64,129	69,320	65,718	69,563

Amounts presented on a segment basis are gross of intercompany/intersegment items

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition on Non-GAAP and Operating Measures

Management believes that investors’ understanding of the Company’s performance is enhanced by the disclosure of the following non-GAAP financial measure. The Company’s method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

The Company uses operating income to evaluate the results of operations. It reveals trends in the Company’s management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes of the Company. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s performance. The Company is aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect the overall profitability of the Company’s business.

The following table reconciles operating income and net income for the periods ended September 30, 2006 and 2005:

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$53,352	$51,858	$158,975	$176,247
Net realized (losses) gains on investments	(872)	1,765	(721)	16,457
Income tax benefit (expense) on realized (losses) gains	305	(618)	252	(5,760)

Realized (losses) gains, net of income taxes	(567)	1,147	(469)	10,697

Net income	$52,785	$53,005	$158,506	$186,944

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2006	2005	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Per Share Information – Diluted
Operating income	$0.83	$0.74	$2.42	$2.54
Net realized (losses) gains on investments	(0.01)	0.03	(0.01)	0.24
Income tax benefit (expense) on realized (losses) gains	0.00	(0.01)	0.00	(0.09)

Realized (losses) gains, net of income taxes	(0.01)	0.02	(0.01)	0.15

Net income	$0.82	$0.76	$2.41	$2.69

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(Amounts in thousands, except per share data)

	September 30	December 31
	2006	2005
	(Unaudited)
ASSETS
Investments
Fixed maturities	$793,165	$972,210
Equity securities
Preferred stock	137,441	170,773
Common stock	109,138	95,561
Other invested assets	231,755	158,044

Total investments	1,271,499	1,396,588
Cash and cash equivalents	37,644	31,666
Equity in Erie Family Life Insurance Company	56,124	55,843
Premiums receivable from policyholders	265,104	267,632
Receivables from affiliates	1,198,160	1,176,419
Other assets	164,865	173,113

Total assets	$2,993,396	$3,101,261

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$1,020,538	$1,019,459
Unearned premiums	449,404	454,409
Other liabilities	365,447	348,791

Total liabilities	1,835,389	1,822,659
Total shareholders’ equity	1,158,007	1,278,602

Total liabilities and shareholders’ equity	$2,993,396	$3,101,261

Book value per share	$18.10	$18.81

Shares outstanding	63,969	67,962

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2006	2005	2006	2005
(Dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Direct underwriting results
Direct written premium	$980,762	$1,024,165	$2,942,536	$3,062,437

Premiums earned	974,345	1,005,571	2,946,370	3,009,496

Loss and loss adjustment expenses incurred	584,069	686,611	1,810,231	1,865,169
Policy acquisition and other underwriting expenses	272,980	280,968	858,322	845,087

Total losses and expenses	857,049	967,579	2,668,553	2,710,256

Direct underwriting income	117,296	37,992	277,817	299,240

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	4,547	48,903	9,691	50,802
Assumed involuntary	(4,470)	(2,717)	2,601	(15,889)
Less: Ceded	7,949	(2,538)	17,560	9,485

Nonaffiliated reinsurance underwriting (loss) gain	(7,872)	48,724	(5,268)	25,428

Net Underwriting Gain (SAP Basis)	$109,424	$86,716	$272,549	$324,668

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting gain (SAP basis)	$6,018	$4,769	$14,990	$17,857
Excess-of-loss premiums ceded to the Exchange	0	(844)	0	(2,531)
Excess-of-loss changes to charges under the agreement	(307)	(2,166)	(845)	(2,341)
SAP to GAAP adjustments	19	(61)	(776)	(128)

Indemnity Underwriting Gain before tax (GAAP Basis)	$5,730	$1,698	$13,369	$12,857

Net Property & Casualty Group (SAP Basis)
Loss and LAE Ratio	60.8%	63.4%	61.9%	61.2%
Underwriting ratio	27.3	26.5	28.6	26.7
Policyholder dividends ratio	0.0	0.6	0.1	0.5

Statutory combined ratio	88.1	90.5	90.6	88.4

Adjusted combined ratio, excluding profit component	83.7	85.9	86.1	83.3
Direct business
Loss ratio points from prior accident year reserve development – (redundancy) deficiency	(3.8)	5.0	(3.8)	(0.8)
Loss ratio points from salvage and subrogation recoveries collected	(0.9)	(0.8)	(1.9)	(1.7)

Total loss ratio point impact from prior accident years	(4.7)	4.2	(5.7)	(2.5)

Loss ratio points from catastrophes	1.6	0.5	3.6	0.5
Erie Indemnity Company
GAAP combined ratio	89.2	96.9	91.7	92.1
GAAP loss ratio points from catastrophes	1.6	0.5	3.7	0.5

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC)

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three months	Three months	Nine months	Nine months
	ended	ended	ended	ended
	September 30	September 30	September 30	September 30
	2006	2005	2006	2005
(In thousands)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Statutory Accounting Basis
Premiums earned	$916,761	$945,738	$2,785,195	$2,836,427
Losses and loss adjustment expenses	556,857	597,252	1,723,676	1,731,561
Insurance underwriting and other expenses	256,188	263,615	803,175	793,490

Total underwriting operations expenses	813,045	860,867	2,526,851	2,525,051

Net underwriting gain	103,716	84,871	258,344	311,376

Total investment income	75,585	175,107	278,754	726,930
Net income before federal income tax	179,301	259,978	537,098	1,038,306
Federal income tax expense	49,825	97,015	170,450	349,170

Net income	$129,476	$162,963	$366,648	$689,136

(In thousands)
	As of	As of
	September 30	December 31
	2006	2005
Statutory Accounting Basis
	(Unaudited)
Cash and invested assets	$8,479,302	$7,917,615
Other assets	1,105,886	1,152,648

Total assets	$9,585,188	$9,070,263

Claims and unearned premium reserves	$5,041,600	$5,058,764
Other liabilities	640,953	629,749

Total liabilities	5,682,553	5,688,513

Policyholders’ surplus	3,902,635	3,381,750

Total liabilities and policyholders’ surplus	$9,585,188	$9,070,263

Management fee revenue by major lines of business (Segment basis):

	Three months	Three months		Nine months	Nine months
	ended	ended		ended	ended
	September 30	September 30%		September 30	September 30%
	2006	2005	Change	2006	2005	Change
(In thousands)
Private passenger auto	$118,355	$120,879	-2.1%	$346,791	$354,022	-2.0%
Commercial auto	18,828	18,707	0.6	61,936	61,026	1.5
Homeowners	50,278	49,107	2.4	137,491	133,825	2.7
Commercial multi-peril	25,587	24,730	3.5	84,585	81,662	3.6
Workers’ compensation	18,339	19,559	-6.2	63,275	65,567	-3.5
All other lines of business	11,352	10,257	10.7	34,200	31,227	9.5

	242,739	243,239	-0.2%	728,278	727,329	0.1%
Change in allowance for management fee returned on cancelled policies	2,000	(1,600)		500	(900)

Management fee revenue, after changes in allowance	$244,739	$241,639	1.3%	$728,778	$726,429	0.3%

Management fee rate	24.75%	23.75%	4.2%	24.75%	23.75%	4.2%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	passenger	growth		growth	All other	growth	Personal	growth
Date	auto	rate	Homeowners	rate	personal lines	rate	lines	rate
09/30/2004	1,682,561	1.0%	1,350,899	2.6%	278,707	3.4%	3,312,167	1.9%

12/31/2004	1,670,804	(0.1)	1,347,671	1.5	278,974	2.4	3,297,449	0.8

03/31/2005	1,661,955	(1.0)	1,343,803	0.6	279,927	1.4	3,285,685	(0.1)

06/30/2005	1,658,278	(1.7)	1,350,491	0.2	282,670	1.5	3,291,439	(0.6)

09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)

12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)

03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)

06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2

09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	multi-	growth	Workers'	growth	All other	growth	CML*	growth
Date	auto	rate	peril	rate	comp.	rate	CML* lines	rate	lines	rate
09/30/2004	117,090	2.4%	210,012	2.4%	59,863	(4.1)%	87,921	2.5%	474,886	1.5%

12/31/2004	117,287	1.8	209,623	1.5	58,931	(5.4)	87,815	1.6	473,656	0.7

03/31/2005	117,382	1.4	209,619	1.3	57,949	(5.6)	87,877	1.8	472,827	0.5

06/30/2005	118,445	1.2	212,100	1.1	57,398	(5.5)	88,981	2.1	476,924	0.5

09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7

12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0

03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2

06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3

09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2

		12-mth.
	Total All	growth
Date	lines	rate
09/30/2004	3,787,053	1.8%

12/31/2004	3,771,105	0.7

03/31/2005	3,758,512	(0.1)

06/30/2005	3,768,363	(0.5)

09/30/2005	3,769,695	(0.5)

12/31/2005	3,759,599	(0.3)

03/31/2006	3,761,500	0.1

06/30/2006	3,781,558	0.4

09/30/2006	3,793,455	0.6

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	passenger	CML*		multi-	Workers'	All other
Date	auto	auto	Homeowners	peril	comp.	lines	Total All lines
09/30/2004	90.3%	88.5%	87.9%	86.0%	86.2%	86.0%	88.7%

12/31/2004	90.0	88.3	87.6	85.3	85.8	85.8	88.4

03/31/2005	89.9	88.2	87.6	85.5	85.9	85.5	88.3

06/30/2005	89.8	87.8	87.8	85.0	85.8	85.5	88.3

09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4

12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6

03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8

06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0

09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2

CML* = Commercial

Average premium per policy trends for Property and Casualty insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	passenger	growth		growth	personal	growth	Total Personal	growth
Date	auto	rate	Homeowners	rate	lines	rate	lines	rate
09/30/2004	$1,175	6.6%	$531	18.8%	$336	12.0%	$841	9.2%

12/31/2004	1,190	6.1	546	17.4	347	11.9	855	8.5

03/31/2005	1,193	4.3	552	13.8	347	8.4	858	6.3

06/30/2005	1,186	2.4	549	7.6	346	5.5	851	3.3

09/30/2005	1,179	0.3	546	2.8	347	3.3	846	0.6

12/31/2005	1,174	(1.3)	543	(0.5)	348	0.3	841	(1.6)

03/31/2006	1,161	(2.7)	539	(2.4)	349	0.6	832	(3.0)

06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)

09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		growth		growth	All other	growth	CML*	growth
Date	CML* auto	rate	Workers’ Comp.	rate	CML* lines	rate	lines	rate
09/30/2004	$2,766	4.5%	$5,641	10.6%	$1,674	6.0%	$2,443	5.8%

12/31/2004	2,790	4.2	5,820	12.8	1,706	7.6	2,487	6.9

03/31/2005	2,799	3.1	6,004	13.6	1,720	6.2	2,513	6.2

06/30/2005	2,780	1.2	6,102	12.2	1,708	3.8	2,503	4.2

09/30/2005	2,789	0.8	6,104	8.2	1,694	1.2	2,490	1.9

12/31/2005	2,781	(0.3)	6,212	6.7	1,705	(0.1)	2,501	0.6

03/31/2006	2,778	(0.8)	6,270	4.4	1,710	(0.6)	2,501	(0.5)

06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)

09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)

		12-mth.
	Total All	growth
Date	lines	rate
09/30/2004	$1,042	8.1%

12/31/2004	1,060	8.1

03/31/2005	1,066	6.4

06/30/2005	1,061	3.8

09/30/2005	1,055	1.2

12/31/2005	1,052	(0.8)

03/31/2006	1,044	(2.1)

06/30/2006	1,026	(3.3)

09/30/2006	1,011	(4.2)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

		Three Months Ended			Three Months Ended
		September 30, 2006			September 30, 2005
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	83.8%	-2.0%	0.3%	85.5%	97.6%	10.7%	0.1%	86.8%
Homeowners	85.8%	-2.4%	0.5%	87.7%	71.5%	1.1%	0.4%	70.0%
Other Personal Lines	101.7%	14.5%	0.3%	86.9%	89.3%	13.4%	0.0%	75.9%
Total Personal	85.1%	-1.5%	1.1%	85.5%	90.5%	8.3%	0.5%	81.7%
Commercial Multi-Peril	77.6%	-3.4%	0.4%	80.6%	88.9%	1.8%	0.0%	87.1%
Commercial Auto	81.4%	-6.6%	0.1%	87.9%	88.6%	2.4%	0.0%	86.2%
Workers’ Compensation	84.3%	-16.3%	0.0%	100.6%	108.9%	-10.3%	0.0%	119.2%
Other Commercial Lines	63.6%	-25.2%	0.0%	88.8%	54.1%	-10.8%	0.0%	64.9%
Total Commercial	79.7%	-9.3%	0.5%	88.5%	92.7%	-2.4%	0.1%	95.0%
Grand Total – Direct Business Only	83.3%	-3.8%	1.6%	85.5%	91.0%	5.0%	0.5%	85.5%
		Nine Months Ended				Nine Months Ended
		September 30, 2006				September 30, 2005

		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
		Development		Year		Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private Passenger Auto	89.1%	-2.9%	0.4%	91.6%	92.1%	2.9%	0.0%	89.2%
Homeowners	86.7%	-4.3%	2.5%	88.5%	69.1%	-0.8%	0.4%	69.5%
Other Personal Lines	90.2%	8.0%	0.2%	82.0%	71.4%	3.8%	0.0%	67.6%
Total Personal	88.5%	-2.9%	3.1%	88.3%	85.4%	2.0%	0.5%	82.9%
Commercial Multi-Peril	84.0%	-4.2%	0.5%	87.7%	74.0%	-8.0%	0.1%	81.9%
Commercial Auto	79.5%	-4.4%	0.1%	83.8%	83.1%	-0.2%	0.0%	83.3%
Workers’ Compensation	79.9%	-9.5%	0.0%	89.4%	96.7%	-10.8%	0.0%	107.5%
Other Commercial Lines	71.1%	-9.3%	0.0%	80.4%	56.0%	-12.1%	0.0%	68.1%
Total Commercial	80.8%	-6.1%	0.6%	86.3%	82.1%	-6.9%	0.1%	88.9%
Grand Total – Direct Business Only	86.2%	-3.8%	3.6%	86.4%	84.4%	-0.8%	0.5%	84.7%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.